SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 9, 2004
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                       HAYES LEMMERZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-50303                32-0072578
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)           Number)           Identification No.)

                          HLI OPERATING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    333-107539               30-0167742
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)



               15300 CENTENNIAL DRIVE, NORTHVILLE, MICHIGAN 48167
              (Address of principal executive offices) (Zip Code)


                                 (734) 737-5000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

         On December 9, 2004, Hayes Lemmerz International, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HAYES LEMMERZ INTERNATIONAL, INC.



                                       By:        /s/  Patrick C. Cauley
                                            -----------------------------------
                                             Patrick C. Cauley
                                             Vice President, General Counsel and
                                               Secretary

Dated: December 9, 2004




Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HLI OPERATING COMPANY, INC.



                                       By:        /s/  Patrick C. Cauley
                                            -----------------------------------
                                             Patrick C. Cauley
                                             Vice President, General Counsel and
                                               Secretary

Dated: December 9, 2004

                                 EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press release of the Company dated December 9, 2004.